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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2006

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

             Delaware                  0-18630               95-4274680
   (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)           File Number)       Identification No.)

           777 North Broadway, Los Angeles, California      90012
            (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

        On July 6, 2006, Cathay General Bancorp announced in a press release that it has entered into an agreement to acquire New Asia Bancorp and New Asia Bank based in Chicago, Illinois. That press release is attached hereto as
Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

       99.1    Press Release of Cathay General Bancorp dated July 6, 2006.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 6, 2006

                                                CATHAY GENERAL BANCORP


                                                By: /s/ Heng W. Chen
                                                    ----------------------------
                                                    Heng W. Chen
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Number    Exhibit
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99.1      Press Release of Cathay General Bancorp dated July 6, 2006.